EXHIBIT 99.1


                                                                  CONFIDENTIAL
                                                             WITHOUT PREJUDICE

                                                              October 19, 2004

                                   UNDERTAKING
                        CASE COMP/39.116/B-2 - COCA-COLA


              The Companies hereby give the following Undertaking concerning their commercial practices and those of other Bottlers of TCCC-Branded CSDs in the Relevant European Countries. This Undertaking is designed to provide clear, objective, and administrable rules governing commercial practices of The Coca-Cola Company and its Bottlers. It applies to all sales of TCCC-Branded CSDs destined for consumption in Countries in which the conduct of The Coca-Cola Company or its Bottlers may be subject to Article 82 of the EC Treaty or Article 54 of the EEA Agreement. This Undertaking is made without prejudice to the Companies' position should the European Commission or any other party decide to open proceedings or to commence any other legal action against any of the Companies.

I.     DEFINITIONS

              In this Undertaking, the following terms will have the meanings indicated below:

              "Approved Methodology" means the following methodology used to calculate the shares prescribed in this Undertaking for purposes of defining "Countries" and "TCCC-Branded Orange CSDs." Shares will be calculated using the best available value-based Channel-specific data for each of the Take-Home Channel (as currently provided by AC Nielsen) and the On-Premise Channel. Where Channel-specific value-based data are not available for a Channel, shares for that Channel will be calculated using the best available Channel-specific volume-based data (as currently provided by Canadean Limited). In situations where Channel-specific volume-based data are not available, shares for either or both Channels will be based on the best available national volume-based data (as currently provided by Canadean Limited).

              "Assortment or Range Commitments" are contractual obligations accepted by a customer to maintain physically in stock a specified set or number of beverages or SKUs.

              "Beverage Coolers" means installed equipment, other than vending machines and fountain equipment, used for chilling packaged CSDs to which the consumer has direct access.

              "Bottler" means an entity licensed by TCCC to manufacture, distribute, and sell TCCC-Branded CSDs in a Relevant European Country.

              "CCE" means Bottling Holdings (Luxembourg) sarl, a corporation organized under the laws of Luxembourg, with its registered office in Howald, Luxembourg, and all of its Subsidiaries.


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              "CCEAG" means Coca-Cola Erfrischungsgetranke AG, a corporation organized under the laws of Germany, with its principal office in Berlin, Germany, and all of its Subsidiaries.

              "CCHBC" means Coca-Cola Hellenic Bottling Company S.A., a corporation organized under the laws of Greece, with its principal office in Maroussi, Greece, and all of its Subsidiaries.

              "Companies" means TCCC, CCE, CCHBC, and CCEAG.

              "Countries" means all Relevant European Countries and future EU Member States in which TCCC-Branded CSDs accounted for more than 40%, and more than twice the share of the nearest competitor, of national CSD sales in either the Take-Home Channel or the On-Premise Channel in the previous year. Where a Country qualifies under this definition in only one Channel, this Undertaking will apply only in that Channel. In situations where data are not available from an independent source for any Relevant European Country or future EU Member State, that State will be deemed to be a Country for purposes of this Undertaking. Pursuant to Section III.E.2. of this Undertaking, TCCC will provide the European Commission annually with written reports listing the Countries and Channels to which this Undertaking will be applicable. For purposes of this provision, shares will be calculated on the basis of the Approved Methodology.

              "Coverage Date" means the date on which a Country or Channel becomes subject to this Undertaking, corresponding to: (1) in respect of the Companies, the Effective Date; (2) in respect of non-Company Bottlers in Countries, the date on which each such Bottler commits to comply with the terms of this Undertaking; and (3) in respect of Bottlers active in a Country or a Channel that becomes subject to this Undertaking on the basis of the information contained in a report provided to the European Commission pursuant to Section III.E.2. of this Undertaking, the date on which such report is submitted.

              "CSDs" means carbonates, as defined by Canadean Limited, excluding beverages listed in the "flavoured water" category.

              "Effective Date" means the date on which the Companies are notified of the European Commission's final decision under Article 9 of Council Regulation No. 1/2003 concerning this Undertaking.

              "Existing Agreement" means any agreement, whether oral or written, entered into on or before the Coverage Date by a Company in a Country or Channel.

              "Financing Agreements" are agreements entered into with On-Premise customers under which a supplier provides a customer with up-front financing. Such advanced funds are typically repayable either in cash or on the basis of purchases of beverages from the supplier that extended the funds.

              "Full Implementation Date" means January 1, 2006, unless the Effective Date falls after June 30, 2005, in which case the Full Implementation Date will be nine months after the Effective Date.

              "New Agreement" means any agreement, whether oral or written, entered into after the Coverage Date by a Company in a Country or Channel.


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              "On-Premise Channel" means accounts or groups of accounts that operate on-premise or immediate beverage consumption outlets in the Relevant European Countries or that purchase or specify for purchase beverages for resale to such accounts in the Relevant European Countries.

              "Other TCCC-Branded CSDs" means TCCC-Branded CSDs other than TCCC-Branded Cola CSDs and TCCC-Branded Orange CSDs.

              "Private Tender Agreements" means commercial arrangements for the supply of CSDs in the On-Premise Channel that are entered into following an open and competitive tendering process based on objective, transparent, and non-discriminatory criteria and are organized by large, private sector customers for sales in the On-Premise Channel.

              "Public Tender Agreements" means commercial arrangements for the supply of CSDs that are entered into following an open and competitive tendering process based on objective, transparent, and non-discriminatory criteria and are organized by Government agencies and public authorities that prescribe a standard form agreement.

              "Rebates" are payments, credits, or other advantages obtained or retained by a customer by reference to multiple purchases made over a preceding period.

              "Relevant European Countries" means Austria, Belgium, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Norway, Poland, Portugal, Slovak Republic, Slovenia, Spain, Sweden, and the United Kingdom.

              "Shelf Space Commitments" are contractual obligations accepted by a customer to dedicate a proportion or amount of its permanent ambient-temperature CSD sales space to beverages sourced from a given CSD supplier.

              "SKUs" means stock-keeping units.

              "Sponsorship Agreements" means commercial arrangements whose principal purpose is to sponsor an event or venue for its promotional value, with beverage supply being an ancillary aspect. Sponsorship Agreements are typically entered into with sports clubs or organizers of periodic entertainment or sporting events.

              "Subsidiaries" means an entity in which a Company, directly or indirectly, holds an interest exceeding 50% and which is involved in the distribution or sale of TCCC-Branded CSDs in one or more Relevant European Countries.

              "Take-Home Channel" means accounts or groups of accounts that are engaged in the business of retailing packaged beverages to consumers in Relevant European Countries primarily for at-home consumption or that supply such accounts (including cash and carry accounts).

              "TCCC" means The Coca-Cola Company, a corporation organized under the laws of the State of Delaware, U.S.A., with its principal office in Atlanta, Georgia, U.S.A., and all of its Subsidiaries.


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                                      -4-


              "TCCC-Branded" means marketed under trademarks owned by or licensed to TCCC.

              "TCCC-Branded Cola CSDs" means TCCC-Branded Light Cola CSDs and TCCC-Branded Regular Cola CSDs.

              "TCCC-Branded Light Cola CSDs" means low-calorie cola-flavoured CSDs sold under TCCC trademarks, including "Coca-Cola Light" and "Coke Light," other than those incorporating additional flavours (e.g., Coke Light Lemon).

              "TCCC-Branded Orange CSDs" means orange-flavoured CSDs marketed under trademarks incorporating or consisting of the "Fanta" trademark and defined as "Fanta Orange Regular" by Canadean Limited that in any Country accounted for more than twice the share of the nearest competing orange-flavoured CSD brand in either the Take-Home Channel or the On-Premise Channel in the previous year. Where this threshold is met in only one Channel, the provisions of this Undertaking concerning TCCC-Branded Orange CSDs will apply only in that Channel. TCCC will provide the European Commission annually with written reports listing the Countries and Channels in which the provisions of the Undertaking concerning TCCC-Branded Orange CSDs will be applicable. For purposes of this provision, shares will be calculated on the basis of the best available industry data sources (currently Canadean Limited and AC Nielsen) using the Approved Methodology.

              "TCCC-Branded Regular Cola CSDs" means cola-flavoured CSDs sold under the "Coca-Cola" or "Coke"" trademarks other than those incorporating additional flavours (e.g., Cherry Coke, Vanilla Coke).

              "Technical Equipment" means Beverage Coolers, fountain dispensers, and CSD vending machines.

II.    SUBSTANTIVE PROVISIONS

              Each Company undertakes to apply the following measures.

        A.    THE TAKE-HOME AND ON-PREMISE CHANNELS

              The commitments in this section are applicable to all commercial arrangements in the Take-Home and On-Premise Channels under which a Company sells TCCC-Branded CSDs in the Countries for resale within the Relevant European Countries, other than Sponsorship Agreements and Public and Private Tender Agreements.

              1.     Exclusivity Provisions

              Each Company's customers will remain free to buy and sell any CSDs of any third party. The Companies will not require a customer not to list, purchase, or sell CSDs of a third party or offer any payment or other advantage conditioned on a customer's committing not to do so.

              2.     Percentage-Based Purchasing Commitments

              The Companies will not require a customer to purchase a specified minimum percentage of that customer's total CSD requirements (or requirements in a specific CSD


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                                      -5


flavour category) or offer any payment or other advantage conditioned on such purchasing obligation.

              3.     Transparency

              The Companies' agreements will reflect the following principles:

              - Transparency of Performance Obligations. Where an agreement offers a payment or other advantage in exchange for a customer's agreeing to carry out a service in relation to the sale of CSDs (i.e., pay-for-performance), both the service and the associated payment will be clearly specified by a Company in the relevant agreement.

              - Transparency of Termination Obligations. Where an agreement allows a customer either to terminate that agreement or to reduce its commitments to a Company pursuant to that agreement, the requirements for early termination or reduction of the customer's obligations will be clearly specified, including the basis for the calculation of any payment or payments owed to the Company.

              4.     Target Rebates

              No Rebates will be conditioned on a customer's reaching individually set purchase thresholds during a prescribed reference period for any product or product group that includes TCCC-Branded CSDs or on achieving purchase thresholds or growth rates calculated by reference to purchases of any product or group of products that includes TCCC-Branded CSDs made in a previous reference period.

              5.     Tying Provisions

              The Companies will not enter into or maintain in force in any agreement provisions that condition the supply of any TCCC-Branded Cola CSD or TCCC-Branded Orange CSD upon agreement by a customer to purchase one or more additional TCCC-Branded beverages.

              6.     Assortment or Range Commitments

              Where a Company's agreements include Assortment or Range Commitments for TCCC-Branded CSDs, these will be based on the following principles:

              - Separate Stocking Commitments. Each Company will define stocking commitments separately for TCCC-Branded Regular Cola CSDs, TCCC-Branded Light Cola CSDs, and TCCC-Branded Orange CSDs.

              - No Combined Payments. The Companies will not condition any payment or other advantage granted with respect to any TCCC-Branded Cola CSDs or TCCC-Branded Orange CSDs upon a customer's stocking one or more additional TCCC-Branded beverages.

               - Percentage-Based Assortment or Range Payments. The Companies will not condition any payment or other advantage on a customer's agreeing that


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                                      -6-


                     a Company's CSDs (or any subset of a Company's CSDs) comprise a specified percentage of the total number of CSD SKUs (or of that subset of CSD SKUs) listed by the customer in the previous year.

              7.     Agreements Concerning Products of Other Suppliers

              The Companies will not enter into or maintain in force in any agreement provisions that condition the supply of any TCCC-Branded CSD or the availability or extent of any payment or other advantage on the customer's obligation to discontinue, reduce, or vary the terms of any agreement or commercial relationship with any other supplier.

B.       THE TAKE-HOME CHANNEL

              In addition to the commitments in Section II.A above, the commitments in this section will be applicable to each Company's dealings with Take-Home customers in the Countries.

              1.     Shelf Space Commitments

              Where a Company's agreements include Shelf Space Commitments for TCCC-Branded CSDs, these will be based on the following principles:

              - No Exclusivity. The Companies will not require a customer to dedicate all of its permanent ambient-temperature CSD sales space to TCCC-Branded CSDs or offer any payment or other advantage conditioned on a customer's doing so.

              - Separate Commitments. Each Company will define Shelf Space Commitments separately for TCCC-Branded Cola CSDs and TCCC-Branded Orange CSDs. Any Shelf Space Commitments relating to Other TCCC-Branded CSDs will not be calculated by reference to sales of or space allocated to TCCC-Branded Cola CSDs or TCCC-Branded Orange CSDs.

              - TCCC-Branded Cola CSDs. The Companies will not condition Shelf Space Commitments for TCCC-Branded Cola CSDs on a customer's providing a proportion of its permanent ambient-temperature CSD sales space in excess of the national share of CSD sales accounted for by TCCC-Branded Cola CSDs in the previous year, less 5% of that share, as measured by AC Nielsen.

              - TCCC-Branded Orange CSDs. The Companies will not condition Shelf Space Commitments for TCCC-Branded Orange CSDs on a customer's providing a proportion of its permanent ambient-temperature CSD sales space in excess of the national share of CSD sales accounted for by TCCC-Branded Orange CSDs in the previous year, as measured by AC Nielsen.

       C.     THE ON-PREMISE CHANNEL

              In addition to the commitments in Section II.A above, the commitments in this section will be applicable to commercial arrangements, other than Sponsorship Arrangements


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                                      -7-


and Public and Private Tender Agreements, concerning each Company's dealings with On-Premise customers in the Countries.

              1.     Financing Agreements

              Where a Company enters into Financing Agreements, these will be based on the following principles:

              - Maximum Repayment Term. The term over which a customer may repay funds advanced under any Financing Agreement will not exceed five years.

              - Loans Not Conditioned on Specified Assortment or Range Commitments. The Companies' Financing Agreements will not be conditioned on agreement by a customer to purchase a specified assortment or range of TCCC-Branded CSDs.

              - Customer Option To Repay. Where a Company provides financing to a customer that is repayable by purchase of TCCC-Branded CSDs from that Company, the customer will have the option, upon three months' notice, to repay any proportion of the loan payments due in cash at a commercial rate of interest.

              - Customer Option To Terminate. Each Company's Financing Agreements will give customers the option, at any time and on no more than three months' notice, to repay the outstanding balance of advanced funds and terminate the Agreement without any early repayment penalty or other financial compensation (other than interest at a commercial rate on the outstanding balance up to the date on which payment is received).

2.       Availability Agreements

              Any agreement that requires a customer to make any set of TCCC-Branded CSDs available in its associated outlets will not exceed five years and will give the customer an annual option to terminate the agreement without penalty following an initial term not exceeding three years.

       D.     SPONSORSHIP AND PUBLIC AND PRIVATE TENDER AGREEMENTS

              1.     Sponsorship Arrangements

              The Companies' Sponsorship Agreements will be based on the following principles:

              - Venue Sponsorship. Where a Company sponsors venues (e.g., sports stadia, theme parks), it will not require or provide payments or other incentives conditioned on agreement that non-TCCC-Branded CSDs will not be available in the venue, other than in respect to the sponsoring brands or flavour categories.

              - Event Sponsorship. Where a Company sponsors events that are limited in duration (e.g., sporting events, festivals), exclusive CSD supply rights for


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                                      -8-


                     the full range of that Company's CSDs may be linked to the sponsorship agreement. This exclusion will apply only to events that do not exceed sixty days per year, which need not be consecutive.

              2.     Public and Private Tender Agreements

              The Companies' Public and Private Tender Agreements will be based on the following principles:

              - Public Tender Agreements. Each Company may compete for and enter into Public Tender Agreements containing exclusive beverage supply rights.

              - Private Tender Agreements. Each Company may compete for and enter into Private Tender Agreements containing exclusive beverage supply rights, provided that the duration of any such arrangements is limited to a maximum of five years and gives the customer an annual option to terminate the agreement without penalty following an initial term not exceeding three years. A Company will not enter into any Private Tender Agreement that, at the time of contracting, causes any exclusive CSD supply rights contained in its Private Tender Agreements, in the aggregate, to represent more than 5% of that Company's annual CSD sales in the On-Premise Channel.

       E.     TECHNICAL EQUIPMENT PLACEMENT

              The commitments in this section will be applicable to commercial arrangements concerning the installation and use of technical equipment, other than as agreed in Sponsorship Agreements and Public and Private Tender Agreements, to the exclusion of any inconsistent provisions in this Undertaking.

              1.     Beverage Coolers

              The Companies' policies for the placement of Beverage Coolers will be based on the following principles:

              - Rent-Free Placement. Where a Company provides a Beverage Cooler on a rent-free basis, a customer may be required to stock that Beverage Cooler only with beverages distributed by the Company placing the equipment, provided the customer has other installed chilled beverage capacity in the outlet to which the consumer has direct access. Where a Beverage Cooler is provided on a rent-free basis and the customer does not have other installed chilled beverage capacity in the outlet to which the consumer has direct access, the customer will be free to use at least 20% of that Beverage Cooler's capacity for any products of its choosing.

              - Rental Placement. Where a Company provides a Beverage Cooler in exchange for rental payments, a customer will be free to stock any products of its choosing in at least 20% of the capacity of the rented Beverage Cooler.


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                                      -9-


o Purchase Placement. Where a customer purchases a Beverage Cooler from a Company or a cooler manufacturer to which a Company refers the customer, that customer will be free to stock the purchased Beverage Cooler with any products of its choosing.

              2.     Fountain Dispensers

              The Companies' policies for the placement of fountain dispensers will be based on the following principles:

              - Competing Dispensers. The Companies will not require or provide payments or other incentives for a customer to refrain from placing competing fountain dispensers or packaged CSDs on any premises.

              - Limited Contractual Duration. The duration of purchase commitments for products sold through fountain dispensers provided by each Company will not exceed three years.

              - Customer Option To Terminate. Customers will have the option to terminate such purchase commitments without penalty with effect at any time following an initial term not exceeding two years. A Company may require a customer to provide up to three months' written notice of its intention to exercise that option.

              3.     Vending Machines

              No agreement under which a Company provides CSD vending machines to a customer (i.e., where the vending machine is provided either directly to an outlet or to an independent vending operator or wholesaler) will require or provide payments or other incentives for the customer to refrain from placing competing vending machines on any premises.

III.   IMPLEMENTATION

       A.     ENTIRE AGREEMENT

              This Undertaking comprises the entire extent of the Companies' commitments to or agreements or understandings with the European Commission and supersedes all prior undertakings entered into or agreements or understandings with the European Commission by any of the Companies.

       B.     SCOPE OF APPLICATION

              The Companies will be bound by this Undertaking.

              To ensure that this Undertaking is implemented by all Bottlers in all Countries, TCCC will use its best efforts to ensure that, within 90 days of the Effective Date, all such Bottlers (other than the Companies) sign both this Undertaking and a Bottler's Agreement committing them to abide by the Undertaking's terms if and as it applies to Countries and Channels in which they sell TCCC-Branded CSDs. Such best efforts will include informing each such Bottler that, should it fail to sign both the Undertaking and a Bottler's Agreement


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                                      -10-


committing it to abide by its terms, TCCC will exercise its right to terminate the relevant Bottler's Agreement. In the event that any such Bottler does not sign both this Undertaking and a Bottler's Agreement committing it to abide by the Undertaking's terms, TCCC will serve written notice terminating the relevant Bottler's Agreement within 120 days of the Effective Date.

              TCCC will use its best efforts to procure, by the Full Implementation Date, the commitment of all Bottlers (other than the Companies) that are not subject to the Undertaking, by reason of the fact that their respective territories in the Relevant European Countries are not Countries, to implement this Undertaking immediately on their territories in the Relevant European Countries becoming Countries. Such best efforts will include informing each such Bottler that, should it fail to sign both the Undertaking and a Bottler's Agreement committing it to abide by its terms, TCCC will exercise its right to terminate the relevant Bottler's Agreement. In the event that any such Bottler does not sign both this Undertaking and a Bottler's Agreement committing it to abide by the Undertaking's terms, TCCC will serve written notice terminating the relevant Bottler's Agreement within 30 days of the Full Implementation Date.

              Any company that becomes a Bottler in a Country after the Effective Date will be required, as from the date of becoming a Bottler, to comply with this Undertaking and, notwithstanding Section III.C below, to implement the terms of this Undertaking immediately. Any company that, after the Effective Date, becomes a Bottler in a Relevant European Country that is not a Country because the applicable thresholds are not met will be required, as from the date of becoming a Bottler, to sign both this Undertaking and a Bottler's Agreement committing it to abide by the Undertaking's terms and, notwithstanding
Section III.C below, to implement the terms of this Undertaking immediately on their territory becoming a Country.

              Upon committing to implement the terms of this Undertaking, any non-Company Bottler in a Country will be treated as a Company for purposes of this Undertaking.

       C.     IMPLEMENTATION TIMEFRAME

              Upon a Country or Channel becoming subject to this Undertaking on the Coverage Date, each Company will comply with this Undertaking as set forth below. Each Company will be responsible for ensuring its compliance with the Undertaking.

              1.     New Agreements

              All New Agreements will comply with this Undertaking.

              2.     Existing Agreements

              All Existing Agreements will be brought into compliance with this Undertaking by: (1) in respect of the Companies, the Full Implementation Date;
(2) in respect of non-Company Bottlers in Countries, the Full Implementation Date; and (3) in respect of Bottlers active in a Country or a Channel that becomes subject to this Undertaking on the basis of the information contained in a report provided to the European Commission pursuant to Section III.E.2. of this Undertaking, no later than the end of the calendar year in which such report is submitted, unless the report is submitted after June 30, in which case the relevant Bottler will


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have nine months from the date on which the report is submitted to bring all existing agreements in a Country or Channel into compliance with this Undertaking.

       D.     CHANGES IN APPLICABILITY

              Where a Country or Channel ceases to be subject to this Undertaking because the applicable thresholds are no longer met, the relevant provisions of the agreements of the Company in question will not be subject to this Undertaking from the date on which the reports referred to in Section III.E.2 below are provided to the Commission.

       E.     REPORTING

              1.     Notice of Third Party Actions

              Each Company will provide the Commission with written notice promptly upon becoming aware that any third party has commenced an action before a competent regulatory authority or court alleging that it has violated any of the terms of this Undertaking.

              2.     Scope

              Each Company will be responsible for identifying among its territories in Relevant European Countries those Countries and Channels to which this Undertaking will be applicable.

              TCCC will provide the European Commission annually with written reports listing such Channels and Countries. Such reports will be accompanied by the market share information (currently available from A.C. Nielsen and Canadean Limited) on which they are based and an explanation of the conclusions reached as to the application of this Undertaking.

              TCCC will deliver such written reports to the European Commission within 30 days of the publication of the market share information (currently available from A.C. Nielsen and Canadean Limited) on which those reports are based.

              3.     Compliance Certification

              Each Company will provide annually a written report describing steps taken by that Company to comply with this Undertaking. Such statements shall confirm that the reporting Company has implemented a compliance program according to which it has made the Undertaking known to all of its management and commercial employees and that all such employees are familiar with the terms of this Undertaking. Such reports will be delivered to the European Commission on or before March 31 of each year.

       F.     PUBLICITY

              1.     Scope of Application

              TCCC will publish and keep updated on its website a list of those Countries and Channels to which this Undertaking is applicable.


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              2.     Provisions of Undertaking

              Each Company will use its best efforts to ensure that this Undertaking is made known to and is understood by its customers and other industry participants. Such efforts shall include two specific measures:

              - General Terms and Conditions of Sale. The general terms and conditions of sale of each Company will state expressly on the back of invoices for all agreements, other than Sponsorship Agreements and Public and Private Tender Agreements, that the Company's customers are free to list, buy, and sell any CSD of any third party.

              - Websites. The full text of this Undertaking and a list of Countries and Channels in which it is applicable will remain prominently present on the website (or the parts thereof that are addressed to customers) of each Company.

       G. DURATION AND REVIEW

              1.     Duration

              This Undertaking will remain in force for a period of five years following the Full Implementation Date.

              2.     Periodic Review

              Any Company may seek review with the European Commission of the application of any provision of this Undertaking to it in light of any material changes in law or market circumstances or to alleviate any unforeseen hardship that might make appropriate some exception or modification of its terms, including, by way of example, in situations where market conditions in a Country, Channel, or Bottler territory would make application of any of the Undertaking's terms unwarranted. The European Commission will retain discretion to decide upon any such application.

       H. GOVERNING LANGUAGE

              In the event of any dispute, the English-language version of this Undertaking will be dispositive.